MEDL Mobile

OTCQB / MEDL

2012 Overview & 2013 Preview

MEDL MOBILE

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Forward Looking Statements / Use of Projections

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect MEDL management's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement.

While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

The information included in this presentation may contain projections. The projections are based on various assumptions, which are disclosed in the presentation. The projections cover a period of several fiscal years, and such long-term projections are inherently inaccurate and unreliable. The projections are hypothetical and based upon present and perceived factors that do or could influence MEDL's business. Assumptions regarding future changes in sales and revenues are necessarily speculative in nature, and MEDL does not make any guaranty with respect to any financial performance, projections, or summaries thereof. Certain of the assumptions underlying these projections are described herein. In the event any of these assumptions were inaccurate in a manner adverse to MEDL, actual results could vary materially and adversely from the projections. In addition, projections do not and cannot take into account such factors as general economic conditions, unforeseen changes and developments in available technologies and products, the entry into MEDL's market of significant additional competitors, natural disasters, changes in economic or the terms and conditions of future financings, and other risks inherent to the business. While management believes that the projections reflect the possible future results of MEDL's operations, such results cannot be guaranteed.

In 2012, MEDL grew total downloads to more than

18,000,000



Total installations of our patent-pending "Brain API" has grown to more than 3.5 million

MEDL has generated hundreds of millions of points of data for our Detailed Anonymous Profiles

We have generated billions of impressions through news and social media

In 2012, MEDL acquired 65 new apps at almost no cost - growing the library to more than 200

We continued to grow our client base of nationally recognized brand names

And we built something REALLY EXCITING.

But first, a little back story...

MEDL's celebrity clients includes folks like:

Sarah Silverman,
Marlee Matlin,
Cheech & Chong,
Rampage Jackson,
Phil Hellmuth,
Universal's TED,
Zane Lamprey,
Real Madrid,
and Pauly D.

MEDL has provided strategic direction for dozens more athletes, artists, actors and musicians.

Again and again, we hear the same complaint...

“I spend time and money building my social media - but I don’t see any revenue.”

The solution is Hang w/

Hang w/ is the first live mobile video broadcast service for celebrities and fans, monetized through advertising.

It enables celebrities to live-stream video to millions of fans - and get paid for every viewer who tunes in.

The model is simple


LAKERS
24

When the celebrity launches the Hang w/ App, their camera is launched and the live feed is sent to our remote, secure cloud server.



Fans receive an alert letting them know that the celebrity *"wants to hang w/ you."*

Fans view a short pre-roll advertisement before viewing the LIVE feed. Fans share comments in-app and via their social networks - bringing new fans to the platform.

Each session ends with a post-roll ad. The celebrity keeps a percentage of all ad dollars generated.

Note: Individuals are shown in this deck for illustrative purposes only. This presentation is not meant to suggest that these individuals are currently associated with the Hang w/ platform.

Celebrities and fans, hanging w/ each other

CELEBRITIES broadcast where they want, when they want.

They can view the number of fans watching.

They can enable or disable chat among fans.

They can drop in on the chat - or ignore it completely.

They can even block individual users.



FANS get an exclusive, authentic experience.

They can chat with other users - or hide the chat to watch the action full screen.

They can even share comments live via social networks like Facebook and Twitter.

The opportunities are endless

On the Red Carpet
From the Premiere
At a Jam Session
On Location

Backstage
At the Gym
Between Takes
With Famous Friends

On the Road
On a Date
In the Locker Room
At the Crib

Before Bed - just to say goodnight

Seamless sponsorship - far more authentic than the current model

Unlike Twitter or Facebook where sponsor integration means a static "tweet" or "like" - Hang w/ allows celebrities to integrate a sponsor into their live video.

- Behind the wheel of a BMW.
- At their favorite new restaurant.
- Shopping for the must have outfit of the season.

MEDL works directly with many national Tier 1 brands and can secure branded sponsorships.



Custom integration for premium sponsors

Hang w/ is the ultimate branding vehicle for brands with a team of sponsored athletes, musicians and celebrities or companies with representative talent.

- A "branded channel" provides a single place for fans to find sponsored talent.
- Brand sponsors retain a large percentage of pre- and post-roll advertising inventory.


VIRGIN 3G
4:20 PM
Hang w/
LIVE NOW
SPORTS
MUSIC
MOVIES
REALITY

Talent can drive users directly to their sponsors

Branded Post-Roll Advertising can drive users directly to a custom URL, allowing every Hang w/ session to end in a measurable, tangible marketing action.


VIRGIN 3G
4:20 PM
Thanks for hanging w/ me! Be sure to check out all my favorite new fashions from JCP!
- Ellen
Visit

Timeline of events

2010-2012
MEDL develops apps for celebrities and is consistently asked to solve their growing concerns regarding social media.

Fall, 2011
MEDL architects the Hang w/ platform and vets the solution with multiple celebrity clients.

Spring, 2012
Development is kicked off. Celebrity outreach begins. Brand sponsor outreach begins.

October, 2012
Live demo at KCon - streaming content to thousands of Kpop music fans on behalf of Mnet America.

November - December, 2012
Celebrity and brand partnerships solidified.

New Year's Eve 2012/2013
Soft launch facilitated with celeb-driven Social Media campaign "Hang w/ me on New Year's Eve"

2013
Ongoing event-based marketing to promote to specific fan followings.

Note: Launch plans are subject to change pending roll-out scheduling.

Hang w/ represents a significant opportunity for MEDL

First, celebrities attract massive numbers of users

MEDL believes that each new user on the platform represents a lifetime value which can be better monetized by integrating MEDL's proprietary Brain technology.

MEDL will create millions of new Detailed Anonymous Profiles (DAPs) - and collect billions of points of data - from the Hang w/ user base.

By using the Brain to collect detailed analytics on the Hang w/ users, MEDL will be able to recommend new celebrities, recommend new apps, better target advertisements and increase the reach of the existing MEDL library.

In addition, MEDL believes Hang w/ has the potential to create significant, high margin revenues, quickly

The following shows projected revenues per quarter.



$45M in year 2
$22,500,000
$20,250,000
$18,000,000
$15,750,000
$13,500,000
$11,250,000
$9,000,000
$6,750,000
$5M in year 1
$4,500,000
$2,250,000
$0
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Gross Profit
Revenues

The platform extends beyond celebrity

- Teachers can sign up thousands of students and keep the revenue they generate.

- Motivational speakers have the ability to speak directly to a massive audience with no booking agent or lecture circuit.

- Trainers, nutritionists and even doctors have a platform to share exercise, health, personal training and more.

- Brands with strong loyalty and personalities can create unique experiences for customers.

- YouTube "Weblebrities" have a new (and potentially higher monetized) platform to reach their fans spontaneously.

- Religious leaders can use the platform to spread their message to a virtual community of congregants.

The social/mobile market is on fire and shows no signs of cooling off

- 81% of adult internet users use Social Media.

- 77% of all teenagers have a cell phone.

- 74% of ages 18-34 check their phones when lying in bed.

- 68% of ages 18-34 don't go one hour without checking their phones

- The average smartphone user in the USA spends 94 minutes per day using mobile apps versus 72 minutes per day using browsers.

- 31% of Americans spend more than 5 hours per week accessing social media.

Additional Sources: PEW Research, Digital Buzz, *The Wall Street Journal - The Technology Journal Report* dedicated to mobile apps, Forrester

Until now pre-recorded social video was considered the next big trend in mobile.

Social Cam	Viddy	Tout	Mobli
Acquired for more than $60 million	Raised $30 million in Series B $370 million valuation	Raised $13.4 million in Series B	Raised $20 million at $100 million valuation

We believe live, ad-hoc video engagement will trump them all.

MEDL has deep relationships on both sides of the model.

Relationships in the entertainment community


my
ted
SARA

Strong roster of national brand names

Taco Bell, teleflora, Focus Features, Telefonica, Candie's, Kaiser Permanente, The New York Times Company, About.com, monster.com, verizon, Emirates, Medtronic

The MEDL team is knowledgeable, experienced and connected.

Recent key additions to the team

Murray Williams, Chief Financial Officer

Mr. Williams was one of the founding members of Buy.Com, Inc., and was its Chief Financial Officer during a three and a half year tenure in which Buy.com sold over $1 billion in products. Buy.com was the fastest growing company in the world with sales of $125 million in its first year of operations. Mr. Williams created, developed and managed the finance, accounting, legal, business development and human resource departments, raised $225 million in private funding, took the company public with a $2 billion valuation and managed Buy.Com's expansion into Europe, Canada and Australia.

Peter Elkin, Managing Director, Hang w/

Mr. Elkin brings more than 25 years of business experience including CEO and CFO positions in various industries including technology, real estate, manufacturing, and financial services. He has worked extensively with start-ups, emerging growth and high growth companies. Mr. Elkin is the former CFO and Executive Committee Member at NRPI/Auction.com where he helped take the Company from $300M to over $3B in annual sales. Prior, he was CFO for a Computer Reseller taking them from $80M to over $300M in annual sales, and the Managing Director of a firm specializing in crisis management, turnarounds, bankruptcy, strategic planning, as well as interim CEO and CFO services.

In Summary, MEDL believes it will:

- Rapidly grow our base of installed users.

- Improve the “Mobile Brain” technology to allow for better targeting of advertising and app recommendations.

- Learn even more about our growing millions of Detailed Anonymous Profiles. (DAPs)

- Continue our plans of acquiring new apps at little or no cost.

- Further grow our base of nationally recognized name brand clients.

- And launch the biggest thing to happen in entertainment since television created the live broadcast.

www.medlmobile.com

MEDL MOBILE

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